Exhibit 32

PRINCIPAL EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Montpelier Re Holdings Ltd. (the “Company”), for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony Taylor, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony Taylor
Chairman and Chief Executive Officer
(Principal Executive Officer)

February 28, 2008

PRINCIPAL FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Montpelier Re Holdings Ltd. (the “Company”), for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kernan V. Oberting, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kernan V. Oberting
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

February 28, 2008